UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 22, 2024
Date of Earliest Event Reported: February 22, 2024

ENVESTNET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 250, Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)
(312) 827-2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition
On February 22, 2024, Envestnet, Inc. (“Envestnet” or the "Company") issued a press release regarding Envestnet’s financial results for its fourth quarter and year ended December 31, 2023 and its fourth quarter 2023 supplemental presentation. The full text of Envestnet’s press release and supplemental presentation are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 7.01.	Regulation FD Disclosure
As of October 1, 2023, Envestnet changed its reportable segments to reflect the way that the Company's chief operating decision maker reviews the operating results, assesses performance and allocates resources. As a result, the advisor-focused Wealth Analytics business has been reclassified from the Envestnet Data & Analytics segment to the Envestnet Wealth Solutions segment. The segment change does not impact nonsegment results and the Company's audited consolidated balance sheets, consolidated statements of operations or consolidated statements of cash flows.

The revised historical unaudited segment financial information for the fiscal years ended December 31, 2021 and 2022 and the first, second and third quarters of 2023 are attached in Exhibit 99.3. Beginning with the quarter and full year ended December 31, 2023, our consolidated financial statements will reflect the new reportable segment structure with prior periods adjusted accordingly.

Our chief operating decision maker uses certain Non-GAAP financial measures, including "adjusted EBITDA", to assess the performance of operating segments and allocate resources. Exhibit 99.3 also includes these historical unaudited supplemental performance measures revised to reflect the new reportable segment structure for the aforementioned periods.  The Company’s Non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures.

The information in Items 2.02 and 7.01 and the attached exhibits are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of Envestnet under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 22, 2024
99.2	Fourth Quarter 2023 Supplemental Presentation
99.3	Historical Recast of Segment Information
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 22, 2024

ENVESTNET, INC.

By:	/s/ Joshua B. Warren
Name:	Joshua B. Warren
Title:	Chief Financial Officer